UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: December 31, 2016

Date of reporting period: June 30, 2016

Item 1. Reports to Stockholders.

CAPITAL ADVISORS GROWTH FUND

Semi-Annual Report

June 30, 2016

CAPITAL ADVISORS GROWTH FUND

August 11, 2016

Dear Shareholder,

The Capital Advisors Growth Fund (the “Fund”) returned 3.57% in the first half of 2016, compared to gains of 3.84% and 1.36% for the Fund’s benchmarks, the S&P 500® Index and Russell 1000® Growth Index, respectively.

The following data summarizes the Fund’s performance over various holding periods ending June 30, 2016 in comparison to the Fund’s relevant benchmarks:

Periods Ending June 30, 2016

		Russell 1000®
	Fund	Growth Index	S&P 500® Index
6-Months	3.57%	1.36%	3.84%
12-Months	-0.34%	3.02%	3.99%
3-Years	9.69%	13.07%	11.66%
5-Years	9.73%	12.35%	12.10%
10-Years	6.96%	8.78%	7.42%
Inception (12/31/1999)	2.21%	2.43%	4.17%
Net Expense Ratio: 1.27%^ Gross Expense Ratio 1.51%

^
Capital Advisors, Inc. (“Capital Advisors”), the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, until April 28, 2017 to ensure that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses of 0.02%, taxes, interest and extraordinary expenses) do not exceed 1.25% of average daily net assets of the Fund.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 7 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

PERFORMANCE ATTRIBUTION

Individual stocks that contributed most to the Fund’s return during the first half of 2016 include Continental Resources, Inc. (“Continental Resources”) (CLR: $45.27), Newfield Exploration Co. (“Newfield Exploration”) (NFX: $44.18) and Range Resources Corp. (“Range Resources”) (RRC: $43.14).  Continental Resources and Newfield Exploration were reduced in the second

CAPITAL ADVISORS GROWTH FUND

quarter, but both stocks remained in the portfolio as of June 30, 2016.  The position in Range Resources has been sold.  These three stocks all benefited from a strong recovery in the price of oil and natural gas since January 2016.

The three biggest underperformers during the first half of the year were Synchrony Financial (“Synchrony”) (SYF: $25.28), Biogen, Inc. (“Biogen”) (BIIB: $241.82) and Apple, Inc. (“Apple”) (AAPL: $95.60).  Synchrony suffered a sharp decline in May 2016 after the company raised its estimate for net charge-offs (loans considered to be unrecoverable) for the forward 12-month period by 20 to 30 basis points, to a range of 4.5% to 4.8%.  Biogen shares reacted to disappointing results from a clinical trial for one of its high profile drugs in development for multiple sclerosis.  Demand for Apple’s iPhone and other products and services came in below investors’ expectations in the second quarter, causing the stock to lag behind the strong advance for the broad market averages in the second quarter. The Fund retained its positions in Synchrony and Apple, but Biogen was sold in July 2016.

PORTFOLIO DESIGN

The graph below has been updated since the letter in January 2016 to reflect the recent risk profile of the Fund.  The graph reflects the Fund’s relatively cautious approach since the financial crisis.  More recently, we began a downward shift in the risk level in the second half of 2013 in response to higher valuation multiples in the stock market following a strong advance that year.

Managed Equity Growth Strategy
Risk "Speedometer"
12-31-2004 to 6-30-2016
Mid-2000s Bull Market
Financial Crisis 2008-09
Euro Zone Panic 2010-11
Rising Stock Mkt. Valuation
Risk Speedometer
120.0
100.0
80.0
60.0
40.0
20.0
0.0
2005 1Q
2005 3Q
2006 1Q
2006 3Q
2007 1Q
2007 3Q
2008 1Q
2008 3Q
2009 1Q
2009 3Q
2010 1Q
2010 3Q
2011 1Q
2011 3Q
2012 1Q
2012 Q3
2013 Q1
2013 Q3
2014 1Q
2014 3Q
2015 1Q
2015 3Q
2016 1Q

Source: Capital Advisors, Inc.	(Y- Axis represents Capital Advisors internal risk score)

We attempt to manage risk in the Fund through stock selection.  Each stock in the portfolio is categorized according to its degree of uncertainty.  The most conservative category – “Stable Earners” – includes companies with

CAPITAL ADVISORS GROWTH FUND

well-established business models and limited variability from quarter to quarter.  “Accelerated Growers” are in the rapid growth phase of their corporate life cycle, when the opportunity for profit is high, but so is the uncertainty surrounding the pace and duration of the accelerated growth period.  We call the most aggressive category “Emerging Franchises.”  These companies pioneer new industries, or apply a completely novel business model to an existing industry.  Uncertainty is extremely high for these companies because the basic inputs into the valuation calculation involve a wide range of possibilities.

We adjust the risk level of the Fund by tilting the relative weightings among Stable Earners, Accelerated Growers and Emerging Franchises based on the overall market climate.  When the valuation level of the stock market is high, implying a relatively less favorable range of outcomes going forward, we might increase exposure to Stable Earners and reduce the allocation to Emerging Franchises and Accelerated Growers.  We have been tilting the portfolio in this direction since the second half of 2013.

OUTLOOK

Capital Advisors expects a challenging investment landscape ahead, which will likely be characterized by abnormally low returns from stocks and bonds throughout the developed world, in our opinion.  We have drawn from numerous sources to inform our current perspective on this topic, but this letter highlights  a recently published white paper from the McKinsey Global Institute called “Diminishing Returns: Why Investors May Need to Lower Their Expectations.”1  For those interested in a deeper dive into this topic we have included a link to the McKinsey report in a footnote below.  The key points of the McKinsey analysis are as follows:

•	For 30 years between 1985 and 2014 total returns from stocks were considerably higher than their 100-year average in the U.S. and Western Europe.

•	Total returns from bonds exceeded their 100-year average by an even wider margin than stocks over this same time period.

•
The confluence of economic and business conditions that drove these exceptional returns are unlikely to be repeated in the decades to come because most of these factors have already run their course, or in some cases, reversed direction.

_____________

[1]
The McKinsey Global Institute is a division of McKinsey & Company, one of the world’s largest management consulting firms.  A copy of the full report can be obtained through the following link: http://www.mckinsey.com/industries/private-equity-and-principal-investors/our-insights/why-investors-may-need-to-lower-their-sights

CAPITAL ADVISORS GROWTH FUND

•
For example, the sharp decline in inflation and interest rates from the elevated levels of the late-1970s and early 1980s cannot be repeated now that inflation is already below desired levels throughout much of the world, and approximately one-third of government bonds from developed nations offer a negative yield to maturity.[2]

•
A potent combination of steady population growth, increasing productivity, and sustained double-digit expansion in China drove an era of rapid growth in global GDP[3] between 1985 and 2014; but changing demographics among working age adults, a secular downshift in productivity, and slowing growth in China seem likely to deliver much slower growth from the world economy for the foreseeable future.

•
Corporate profits grew even faster than the economy over the past 30 years as new markets opened up around the world, corporate taxes and debt servicing costs drifted lower, and profit margins benefited from dramatic advances in automation and global supply chain management.

•
These trends are now reversing as the geopolitical mood seems to have shifted against further globalization, higher taxes are increasingly contemplated among cities and nations desperate for tax revenue, interest rates can seemingly fall no further, and corporate investment toward innovation has taken a back seat to financial engineering via mergers, acquisitions and share repurchases, frequently funded with increased debt.

DOING BETTER REQUIRES SURVIVING THE DOWNTURNS

Asset markets never glide smoothly toward a long-term average outcome.  Rather, they lurch their way through booms and busts that settle into a historical result that only looks “average” in hindsight.  We believe the key to extracting more out of the asset markets in the years to come lies in preserving as much principal as possible during the periodic downdrafts that will inevitably occur.

Of course, this is much easier said than done.  No one should expect magic from the Capital Advisors Growth Fund on this front.  The best we can hope for is to position the Fund more defensively when the risk-reward tradeoff in the stock market seems unfavorable, while tilting more aggressively when opportunities look more plentiful.
_____________

[2]	Source: Bloomberg – http://www.bloomberg.com/news/articles/2016-06-26/brexit-adds-380-billion-to-global-negative-yielding-bond-pile
[3]	“GDP” refers to Gross Domestic Product, a common measure of economic output.

CAPITAL ADVISORS GROWTH FUND

We have been shifting the risk profile of the Fund more defensively thus far in 2016, and we expect to continue with this initiative if the stock market continues higher in the back half of the year.  As of August 10, 2016 the Fund held 18.6% of its portfolio in money market reserves.  Despite this material allocation to stable reserves, we believe the portfolio retains plenty of exposure to growth stocks that we expect to participate in a rising stock market should, such a scenario unfold in the second half of the year.

Conversely, if investors’ appetite for risk shifts downward in the near future, for whatever reason, we believe the steps we have already taken to dial-down the risk profile of the Fund have the potential to help to soften the damage.

FUND HOLDINGS

The ten largest holdings in the Fund as of June 30, 2016 were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Brookfield Asset
Management, Inc.	70,200	23.49	33.07	5.4
Synchrony Financial	71,800	28.38	25.28	4.2
Apple, Inc.	17,700	64.41	95.60	4.0
Unilever PLC - ADR	30,800	39.28	47.91	3.5
Amazon.com, Inc.	1,900	192.21	715.62	3.2
Continental Resources, Inc.	30,000	21.70	45.27	3.2
Procter & Gamble	15,700	64.74	84.67	3.1
PepsiCo, Inc.	12,400	64.37	105.94	3.1
Merck & Co., Inc.	22,050	54.87	57.61	3.0
Laboratory Corporation
of America Holdings	9,600	99.81	130.27	2.9

Of the 29 common stocks held by the Fund as of June 30, 2016, the 10 largest holdings represented 35.6% of total assets.  The Fund held 17.8% of its assets in interest bearing cash reserves as of June 30, 2016.

RECENT ADDITIONS TO THE FUND

Recent new additions to the Fund’s portfolio include Allergan PLC (AGN: $231.09), Perrigo Co. PLC (“Perrigo”) (PRGO: $90.67), and Citigroup, Inc. (“Citigroup”) (C: $42.39).

Allergan is one of the largest specialty pharmaceutical manufacturers with particular emphasis on aesthetics, ophthalmology, women’s health, gastrointestinal, and central nervous system products.  Through an extensive partnership with Amgen, Inc. (AMGN: $152.15), the company is also developing a diverse pipeline of biosimilar compounds that may contribute materially to revenue three-to-five years from now, thereby extending the period of above-average growth we expect from Allergan beyond just the next few years.

CAPITAL ADVISORS GROWTH FUND

Allergan recently completed the sale of its generic pharmaceutical business to Teva Pharmaceutical Industries Ltd. (“Teva”) (TEVA: $50.23) for approximately $40.5 billion.  The deal generated approximately $36 billion in after-tax proceeds for Allergan, comprised of roughly $30 billion in cash and $6 billion in Teva stock.

This transaction provides two significant benefits to Allergan shareholders, in our opinion.  First, it focuses the business model on the two highest growth opportunities for the company – specialty pharmaceuticals and biosimilars.  We believe this streamlined business model positions Allergan to grow revenue in the high-single digits, and earnings per share in the low double-digits for the next three-to-five years.

We believe the second potential benefit for shareholders is optionality within Allergan’s capital structure.  With approximately $36 billion in after-tax liquidity from the transaction, management should enjoy significant flexibility to pursue growth initiatives, debt reduction, share buybacks, and/or dividends in whatever combination makes sense as industry conditions evolve.  The near-term outlook from management includes approximately $8 billion earmarked for debt reduction, $10 billion for share buybacks, of which about half is expected to be completed before year-end, and the remainder is available for research & development and tuck-in acquisitions.  Management has expressed a lack of interest in large “transformative” acquisitions for the foreseeable future, which we find comforting.

Perrigo is the world’s largest provider of store-brand over-the-counter pharmaceutical and health care products.  According to estimates provided by the company, approximately 1,750 people use a Perrigo product every second of every day, somewhere in the world.  Major products include generic versions of ibuprofen, cough/cold medicines, antacids, infant formula, and animal health products.  In the U.S., Perrigo sells about 2,100 products with approximately 9,000 stock-keeping units (SKUs).  Following a recent acquisition in Europe, the company generates approximately 43% of sales outside the U.S.

We believe Perrigo’s stock price may have overshot to the downside following a rash of disappointing news over the past 12-months.  A thwarted acquisition offer from Mylan N.V. (MYL: $43.24); three consecutive disappointing earnings reports; merger integration challenges in Europe; and the surprise departure of the company’s CEO have combined to drive the stock price from a high around $204 in April of 2015, to a recent low just over $84 in early August 2016.

CAPITAL ADVISORS GROWTH FUND

At its recent price near $86 the stock trades at a forward price-to-earnings ratio (“P/E”) of approximately 11.5,4 a dramatic discount to the average P/E over the past 5 and 10 years of approximately 22 and 20, respectively.4  We don’t expect the P/E ratio to return to the 20s anytime soon, but we believe a mid-teens multiple looks realistic once investors recalibrate their expectations for the company’s sustainable growth rate lower, and develop confidence in these revised expectations.

Our confidence in Perrigo’s recovery potential rests in our belief that the company’s primary competitive advantage – its global manufacturing and distribution infrastructure – remains intact.  If this assumption proves correct the recent challenges at Perrigo should prove to be cyclical rather than structural.

Citigroup’s history dates back to the founding of the City Bank of New York in 1812.  Citigroup is a global diversified financial services holding company whose businesses provide consumers, corporations, governments and institutions with a broad range of financial products and services, including consumer banking and credit, corporate and investment banking, securities brokerage, trade and securities services and wealth management.  Citigroup has approximately 200 million customer accounts and does business in more than 160 countries and jurisdictions.

We expect Citigroup to benefit from an eventual shift in domestic monetary policy toward higher short-term interest rates.  Money-center banks like Citigroup, along with the Fund’s existing position in Wells Fargo & Co. (WFC: $47.33), should see improved profitability in a higher interest rate environment because it would support a higher net interest margin for these banks’ asset-sensitive portfolios.  Even a small increase of 50 basis points in short-term interest rates could have a significantly positive impact on the earnings outlook for these companies.

Despite the recent recovery in bank stocks, the valuations for many global banks remain near historic lows. Bank stocks typically trade at a price that approximately equals, or exceeds the tangible book value5 per share of the enterprise. As of June 30, 2016 tangible book value at Citigroup was $63.53 per share6, approximately 41% higher than its recent stock price around $45.
_____________

[4]	Source: Value Line.
[5]
Tangible Book Value is the equity value of a company.  It is calculated by subtracting total liabilities from total assets, excluding goodwill on the company balance sheet.  Another term for book value is “net assets” or “net tangible assets.”

[6]	Source: Company filings.

CAPITAL ADVISORS GROWTH FUND

We believe Citigroup’s substantial discount to tangible book value is not justified by the profitability of its business, and we expect the two values can converge within two years.    Regardless of when the U.S. Federal Reserve Board shifts monetary policy toward higher interest rates and the stock converges with tangible book value, Citigroup can support shareholder value through a growing loan portfolio and a potential recovery in economies outside of the United States.

CONCLUSION

Even though we have been relatively optimistic about the stock market in 2016, our longer-term outlook remains tempered by the harsh reality of low interest rates and elevated valuation multiples for domestic stocks.  For this reason, we will likely continue to reduce the risk profile in the Fund should stocks advance materially from here.  Despite our preference to attempt to reduce risk, we continue to evaluate investment opportunities in the stock market, but we are being very selective at this time.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund

Keith C. Goddard, CFA	Channing S. Smith, CFA
Chief Investment Officer/	Portfolio Manager
Portfolio Manager	Capital Advisors Growth Fund
Capital Advisors Growth Fund	Managing Director, Capital
CEO, Capital Advisors, Inc.	Advisors, Inc.

Investment performance reflects voluntary fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Channing S. Smith, and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.  Indices are not available for direct investment and do not incur expenses.

CAPITAL ADVISORS GROWTH FUND

Basis point (BPS) refer to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument.

Earnings per share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock.

The price/earnings ratio (often shortened to the P/E ratio or the PER) is the ratio of a company’s stock price to the company’s earnings per share. The ratio is used in valuing companies.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  Please refer to the schedule of investments for more complete holding information.

Mutual fund investing involves risk. Principal loss is possible. Growth stocks typically are more volatile that value stocks, however, value stocks have a lower expected growth rate in earnings and sales. The Fund invests in foreign securities which involves political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may also invest in mid-cap companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies.

Earnings growth is not a measure of the Fund’s future performance.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform other asset types during a given periods. Equities, bonds, and other asset classes have different risk profiles, which should be considered when investing. All investments contain risk and may lose value.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

CAPITAL ADVISORS GROWTH FUND
EXPENSE EXAMPLE at June 30, 2016 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (1/1/16 – 6/30/16).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement.  Although the Fund charges no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second set of lines of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2016 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/16	6/30/16	1/1/16 – 6/30/16
Actual	$1,000.00	$1,035.70	$6.33
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.65	$6.27

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS – June 30, 2016 (Unaudited)

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2016 (Unaudited)

Shares	COMMON STOCKS - 82.19%	Value

	Asset Management - 2.32%
2,890	BlackRock, Inc.	$989,912

	Auto Manufacturers - Major - 1.92%
29,000	General Motors Co.	820,700

	Biotechnology - 7.18%
8,000	Amgen, Inc.	1,217,200
3,900	Biogen, Inc.*	943,098
10,900	Gilead Sciences, Inc.	909,278
		3,069,576

	Business Services - 4.64%
640	Priceline Group, Inc.*	798,982
15,960	Visa, Inc. - Class A	1,183,753
		1,982,735

	Business Software & Services - 1.90%
14,200	Cognizant Technology Solutions Corp. - Class A*	812,808

	Catalog & Mail Order Houses - 3.18%
1,900	Amazon.com, Inc.*	1,359,678

	Conglomerates - 2.45%
33,200	General Electric Co.	1,045,136

	Credit Services - 4.25%
71,800	Synchrony Financial*	1,815,104

	Drug Manufacturers - 7.15%
12,100	Bristol-Myers Squibb Co.	889,955
7,400	Johnson & Johnson	897,620
22,050	Merck & Co., Inc.	1,270,301
		3,057,876

	Drug Related Products - 2.42%
11,400	Perrigo Co. PLC#	1,033,638

	Electronics Wholesale - 2.44%
16,880	Arrow Electronics, Inc.*	1,044,872

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2016 (Unaudited), Continued

Shares		Value

	Health Care Plans - 2.45%
13,800	Express Scripts Holding Co.*	$1,046,040

	Independent Oil & Gas - 5.28%
30,000	Continental Resources, Inc.*	1,358,100
20,300	Newfield Exploration Co.*	896,854
		2,254,954

	Internet Information Providers - 3.56%
1,090	Alphabet, Inc. - Class A*	766,848
1,092	Alphabet, Inc. - Class C*	755,773
		1,522,621

	Medical Appliances & Equipment - 2.16%
20,800	Agilent Technologies, Inc.	922,688

	Medical Laboratories & Research - 2.93%
9,600	Laboratory Corp. of America Holdings*	1,250,592

	Money Center Banks - 4.58%
25,100	Citigroup, Inc.	1,063,989
18,900	Wells Fargo & Co.	894,537
		1,958,526

	Personal Computers - 3.96%
17,700	Apple, Inc.	1,692,120

	Personal Products - 6.56%
15,700	Procter & Gamble Co.	1,329,319
30,800	Unilever PLC - ADR	1,475,628
		2,804,947

	Processed & Packaged Goods - 3.07%
12,400	PepsiCo, Inc.	1,313,656

	Railroads - 2.30%
37,700	CSX Corp.	983,216

	Real Estate Development - 5.49%
70,200	Brookfield Asset Management, Inc. - Class A#	2,321,514
1,404	Brookfield Business Partners LP*#	26,802
		2,348,316
	Total Common Stocks (Cost $26,868,827)	35,129,711

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2016 (Unaudited), Continued

Shares	SHORT-TERM INVESTMENTS - 16.01%	Value
6,844,801	Fidelity Investments Money Market
	Government Portfolio, Class I, 0.26%†
	(Cost $6,844,801)	$6,844,801
	Total Investments in Securities
	(Cost $33,713,628) - 98.20%	41,974,512
	Other Assets in Excess of Liabilities - 1.80%	769,511
	Net Assets - 100.00%	$42,744,023

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of June 30, 2016.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2016 (Unaudited)

ASSETS
Investments, at value (cost $33,713,628)	$41,974,512
Cash	7,757
Receivables:
Securities sold	765,771
Fund shares issued	20,001
Dividends and interest	26,246
Prepaid expenses	14,856
Total assets	42,809,143

LIABILITIES
Payables:
Due to advisor	19,086
Audit fees	9,548
Shareholder reporting	3,672
Transfer agent fees and expenses	4,669
Administration and fund accounting fees	15,265
12b-1 Distribution fees	8,827
Chief Compliance Officer fee	1,475
Custodian fees	1,472
Accrued other expenses	1,106
Total liabilities	65,120

NET ASSETS	$42,744,023

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$42,744,023
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	1,866,187
Net asset value, offering and
redemption price per share	$22.90

COMPONENTS OF NET ASSETS
Paid-in capital	$34,925,669
Undistributed net investment income	44,728
Accumulated net realized loss on investments	(487,258)
Net unrealized appreciation on investments	8,260,884
Net assets	$42,744,023

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the six months ended June 30, 2016 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax
withheld and issuance fees of $7,818)	$290,246
Interest	7,543
Total income	297,789

Expenses
Advisory fees (Note 4)	151,836
12b-1 Distribution fees (Note 5)	50,612
Administration and fund accounting fees (Note 4)	41,621
Transfer agent fees and expenses (Note 4)	15,738
Registration fees	9,631
Audit fees	9,548
Legal fees	5,231
Trustee fees	5,220
Chief Compliance Officer fee (Note 4)	4,475
Custody fees (Note 4)	2,519
Shareholder reporting	2,276
Insurance	1,324
Miscellaneous fees	1,059
Total expenses	301,090
Less: advisory fee waiver (Note 4)	(48,029)
Net expenses	253,061
Net investment income	44,728

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized loss from investments	(418,568)
Net change in unrealized appreciation on investments	1,924,115
Net realized and unrealized gain on investments	1,505,547
Net increase in net assets
resulting from operations	$1,550,275

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2016	Year Ended
	(Unaudited)	December 31, 2015
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$44,728	$38,357
Net realized gain/(loss) on investments	(418,568)	1,681,092
Net change in unrealized
appreciation on investments	1,924,115	(3,041,579)
Net increase/(decrease) in net
assets resulting from operations	1,550,275	(1,322,130)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(219,225)
From net realized gain on investments	—	(2,136,726)
Total distributions to shareholders	—	(2,355,951)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	2,280,223	3,479,803
Total increase/(decrease)
in net assets	3,830,498	(198,278)

NET ASSETS
Beginning of period	38,913,525	39,111,803
End of period	$42,744,023	$38,913,525
Includes undistributed net
investment income of	$44,728	$—

(a)	A summary of share transactions is as follows:

	Six Months Ended
	June 30, 2016		Year Ended
	(Unaudited)		December 31, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	198,005	$4,303,183	242,849	$5,867,674
Shares issued in
reinvestment
of distributions	—	—	102,161	2,289,438
Shares redeemed+	(91,152)	(2,022,960)	(194,290)	(4,677,309)
Net increase	106,853	$2,280,223	150,720	$3,479,803
+ Net of redemption
fees of		$—		$1

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	Six Months
	Ended
	June 30,
	2016		Year Ended December 31,
	(Unaudited)		2015		2014		2013	2012	2011
Net asset value,
beginning of period	$22.12		$24.31		$23.97		$19.09	$17.08	$16.95
Income from
investment operations:
Net investment income	0.02		0.02	(3)	0.13	(3)	0.12	0.17	0.11
Net realized and
unrealized gain/(loss)
on investments	0.76		(0.79)		2.80		5.41	2.00	0.13
Total from
investment operations	0.78		(0.77)		2.93		5.53	2.17	0.24
Less distributions:
From net
investment income	—		(0.13)		(0.26)		(0.34)	(0.16)	(0.11)
From net realized gain
on investments	—		(1.29)		(2.33)		(0.31)	—	—
Total distributions	—		(1.42)		(2.59)		(0.65)	(0.16)	(0.11)
Redemption fees retained	—		0.00	(3)(4)	0.00	(3)(4)	—	—	—
Net asset value,
end of period	$22.90		$22.12		$24.31		$23.97	$19.09	$17.08
Total return	3.57	%(2)	-3.22%		12.57%		29.10%	12.74%	1.44%

Ratios/supplemental data:
Net assets, end of
period (thousands)	$42,744		$38,914		$39,112		$35,087	$27,843	$24,033
Ratio of expenses to
average net assets:
Before fee waivers	1.49	%(1)	1.49%		1.58%		1.58%	1.65%	1.74%
After fee waivers	1.25	%(1)	1.25%		1.25%		1.25%	1.25%	1.25%
Ratio of net investment
income/(loss) to
average net assets:
Before fee waivers	(0.02	)%(1)	(0.14)%		0.20%		0.20%	0.51%	0.14%
After fee waivers	0.22	%(1)	0.10%		0.53%		0.53%	0.91%	0.63%
Portfolio turnover rate	21.27	%(2)	44.34%		35.90%		41.25%	34.53%	67.31%

(1)	Annualized.
(2)	Not Annualized.
(3)	Based on average shares outstanding.
(4)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund began operations on January 1, 2000. The Fund is a diversified fund.  The investment objective of the Fund is to achieve long-term capital growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Fund’s returns filed for open tax years 2013 – 2015, or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2016 (Unaudited), Continued

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.	Redemption Fees: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

During the six months ended June 30, 2016, the Fund did not retain any redemption fees.

G.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of June 30, 2016, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2016 (Unaudited), Continued

hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for majority security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Fund’s investments are carried at fair value. Equity securities, including common stocks that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2016 (Unaudited), Continued

value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$2,254,954	$—	$—	$2,254,954
Conglomerates	1,045,136	—	—	1,045,136
Consumer Goods	4,939,303	—	—	4,939,303
Financial	8,295,611	—	—	8,295,611
Healthcare	10,380,410	—	—	10,380,410
Services	4,186,748	—	—	4,186,748
Technology	4,027,549	—	—	4,027,549
Total Common Stocks	35,129,711	—	—	35,129,711
Short-Term Investments	6,844,801	—	—	6,844,801
Total Investments in Securities	$41,974,512	$—	$—	$41,974,512

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at June 30, 2016, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the six months ended June 30, 2016.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2016 (Unaudited), Continued

In May 2015, FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share (or its equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 2016, Capital Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.75%, based upon the average daily net assets of the Fund.  For the six months ended June 30, 2016, the Fund incurred $151,836 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.25% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which is the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended June 30, 2016, the Advisor reduced its fees in the amount of $48,029; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2016 (Unaudited), Continued

Year	Amount
2016	$105,547
2017	120,704
2018	94,714
2019	48,029
$368,994

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator. The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

For the six months ended June 30, 2016, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$41,621
Transfer Agency (a)	11,419
Custody	2,519
Chief Compliance Officer	4,475
(a) Does not include out-of-pocket expenses

At June 30, 2016, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$15,265
Transfer Agency (a)	3,756
Chief Compliance Officer	1,475
Custody	1,472
(a) Does not include out-of-pocket expenses

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2016 (Unaudited), Continued

NOTE 5 – DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  For the six months ended June 30, 2016, the Fund paid the Distribution Coordinator $50,612.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2016, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $8,078,301 and $7,253,433, respectively.

NOTE 7 – INCOME TAXES

The tax character of distributions paid during the six months ended June 30, 2016 and the year ended December 31, 2015 was as follows:

	June 30, 2016	December 31, 2015
Ordinary income	$—	$173,015
Long-term capital gains	—	2,182,936

Ordinary income distributions may include dividends paid from short-term capital gains.

As of December 31, 2015, the fund’s most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$32,602,644
Gross tax unrealized appreciation	8,399,509
Gross tax unrealized depreciation	(2,062,740)
Net tax unrealized appreciation	6,336,769
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(68,690)
Total accumulated earnings/(losses)	$6,268,079

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2016 (Unaudited), Continued

The difference between book basis and tax basis distributable earnings is attributable to post-October losses.

At December 31, 2015, the Capital Advisors Growth Fund deferred, on a tax basis, post-October losses of $68,690.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•	Growth-Style Investing Risk – Growth stocks may be more volatile than other types of stocks and may perform differently from the market as a whole.

•	Management Risk – The Fund’s ability to achieve its investment objective depends on the ability of the Advisor to correctly identify economic trends and select stocks.

•	Market Risk – The value of stocks and other securities the Fund holds or the overall stock market may decline over short or extended periods.

•
Options Risk – Writing call options is a highly specialized activity and entails greater than ordinary investment risks. By writing (or selling) a call option, the Fund loses the potential for gain on the underlying security above the exercise price. If the call option is exercised, the Fund misses out on any gain from an increase in the market price over the exercise price.

•
Non-U.S. Investment Risk – Investments in foreign securities are subject to special risks. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at June 30, 2016 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2016

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0523 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Capital Advisors, Inc.
2200 South Utica Place, Suite 150
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*  /s/ Douglas G. Hess
           Douglas G. Hess, President

Date  9/1/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Douglas G. Hess
  Douglas G. Hess, President

Date  9/1/16

By (Signature and Title)* /s/ Cheryl L. King
      Cheryl L. King, Treasurer

Date  9/1/16

* Print the name and title of each signing officer under his or her signature